BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Value Retirement Portfolio

(the “Fund”)

Supplement dated March 10, 2014 to the Summary Prospectus of the Fund

Effective on February 28, 2014, the Fund’s Class K Shares are available for purchase by institutions and individuals with a minimum initial investment in the Fund of $5 million, in addition to investors investing through Plan Institutions (as defined below). Accordingly, the Fund’s summary prospectus for Class K Shares is amended as follows:

The section entitled “Purchase and Sale of Fund Shares” is deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the Fund of $5 million. You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.

The section entitled “Tax Information” is deleted in its entirety and replaced with the following:

Tax Information

Different income tax rules apply depending on whether you are invested through an “exempt plan.” Specifically, because of the special tax rules applicable to investments by qualified plans exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), if you are invested through such a plan, you will not be taxed on dividends paid by the Fund or on the proceeds of a redemption or an exchange of shares of the Fund, provided the shares are not debt-financed property to the plan. If you are not invested through such a plan, the Fund’s dividends and the proceeds from any redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Shareholders should retain this Supplement for future reference.

SPRO-LCV-K-0314SUP